UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 12, 2010
Date of Report (Date of earliest event reported)

MIDWAY GOLD CORP.
(Exact name of registrant as specified in its charter)

British Columbia	001-33894	98-0459178
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Unit 1 – 15782 Marine Drive
White Rock, British Columbia, Canada	V4B 1E6
(Address of principal executive offices)	(Zip Code)

(604) 536-2711
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

On April 12, 2010, Midway Gold Corp. (the “Registrant”) announced the completion of a non-brokered private placement of 1,333,333 units of the Registrant at a purchase price of Cdn$0.60 per unit for gross proceeds of Cdn$800,000.  Each unit consists of one common share and one common share purchase warrant of the Registrant.  Each warrant entitles the holder thereof to purchase one additional common share of the Registrant up to and including October 9, 2011 at an exercise price dependent upon the time of exercise, as follows:  Cdn$0.70 if exercised on or before October 9, 2010; Cdn$0.80 if exercised after October 9, 2010 but on or before April 9, 2011; and Cdn$0.90 if exercised after April 9, 2011 but on or before October 9, 2011.

The Securities are also subject to a hold period expiring on August 10, 2010 in accordance with the policies of the TSX Venture Exchange and applicable Canadian securities laws.

Certain of the units were placed within the United States pursuant to exemptions from the registration requirements of the U.S. Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(2) of the Securities Act and/or Rule 506 of Regulation D of the Securities Act on the basis that each holder or beneficial holder is an “accredited investor”, as defined under Rule 501(a) of Regulation D of the Securities Act.  Certain other units were placed outside the United States pursuant to the exemption from the registration requirements of the Securities Act under Rule 903 of Regulation S of the Securities Act on the basis that the sale of units was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S.  In determining the availability of these exemptions, the Registrant relied on representations made by the investors in subscription agreements pursuant to which the units were purchased.

Item 7.01. Regulation FD Disclosure.

On April 12, 2010, the Registrant issued a press release announcing the completion of a private placement of units of the Registrant for gross proceeds of Cdn$800,000.  A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Exhibits.

The following Exhibit relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

99.1

Press Release dated April 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: April 14, 2010	By:	/s/ “Doris Meyer”
Doris Meyer Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

The following Exhibit relating to 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description
99.1	Press Release dated April 12, 2010